[USAA                        USAA MUTUAL FUND, INC.
EAGLE                   SUPPLEMENT DATED AUGUST 17, 2005
LOGO (R)]                  TO THE MONEY MARKET FUND'S
                       PROSPECTUS DATED DECEMBER 1, 2004

EFFECTIVE SEPTEMBER 26, 2005, THE PROSPECTUS IS AMENDED AS FOLLOWS:

THE SECOND PARAGRAPH UNDER THE SECTION "HOW TO REDEEM" ON PAGES 17 AND 18 IS AMENDED TO READ AS FOLLOWS:

We will send you your money within seven days after the effective date of redemption. If you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

THE FIRST PARAGRAPH UNDER THE SECTION "DIVIDENDS AND OTHER DISTRIBUTIONS" ON PAGES 22 AND 23 IS AMENDED TO READ AS FOLLOWS:

Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date. When buying fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. We will automatically reinvest all net investment income and realized capital gain distributions in additional shares of the Fund unless you instruct us differently. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date.

                                                                      50839-0805